                              SEPARATE ACCOUNT B



                                 Annual Report



                               December 31, 1999



                      PROVIDENT NATIONAL ASSURANCE COMPANY

                                A Subsidiary of
                           UnumProvident Corporation

                                   MANAGEMENT

                    BOARD OF MANAGERS OF SEPARATE ACCOUNT B


                    Henry E. Blaine, Chairman
                    H. Grant Law, Jr.
                    David G. Fussell
                    Susan N. Roth, Secretary
                       to the Board of Managers



                             PRINCIPAL OFFICERS OF
                      PROVIDENT NATIONAL ASSURANCE COMPANY


James A. Ramsay, President
Thomas R. Watjen, Executive Vice President - Finance & Risk Mgt.
F. Dean Copeland, Executive Vice President - Legal and Administrative Elaine D. Rosen, Executive Vice President
Robert C. Greving, Senior Vice President and Chief Actuary
John M. Lang, Senior Vice President and Treasurer
Susan N. Roth, Vice President and Secretary
Vicki W. Corbett, Vice President and Controller



This report and the financial statements attached are submitted solely for the general information of contract owners of Separate Account B and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN
PROVIDENT NATIONAL'S
VARIABLE ANNUITY CONTRACTS


     This annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the year ended December 31, 1999. Comparative figures, which relate to Separate Account B's activities during 1999, are provided below.

     The accumulation unit value for Separate Account B increased 26.3% for the year, from 15.19 on December 31, 1998 to 19.18 on December 31, 1999. During this same period, the S&P 500 index rose by a yield adjusted 21.0%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 1999, was 609,502, down from 1,043,607 twelve months earlier. As a result of withdrawals, net purchase payments received, and changes in the accumulation unit value, total contract owners' equity on December 31, 1999 was $14,186,833 compared to $18,293,024 on December 31, 1998.

     Performance for 1999 continued extremely strong for your fund and for stocks in general. The U.S. economy is now in the longest up-cycle on record and stocks have responded with record-breaking performance. The S&P 500 index returned 21.0%, which is the fifth straight greater-than-20% annual return. The strong economy and low inflation have combined to produce surprising earnings
growth and high valuations.   The technology sector was by far the strongest
sector in 1999 with a return of 75%. Investments in computers and telecommunication equipment to enhance productivity have resulted in strong demand for the companies in this sector. For the first time since 1993 small company stocks performed as well as large company stocks.

     Year 2000 faces some problems that may reduce returns from the blistering pace of the past five years. Tight monetary and fiscal policy should slow the economy and corporate profits even while inflation may tick upward. Election year politics creates uncertainty. On the positive side, we are in the midst of a telecommunications revolution that will continue to produce enormous productivity for years to come. If that productivity relieves the inflation stresses on the economy, the markets can continue to advance.


     Thank you for your continued support.




                                   /s/Susan N. Roth
                                   ----------------
                                   Susan N. Roth
                                   Secretary, Board of Managers
                                   Provident National Assurance Company
                                   Separate Account B

Provident National Assurance Company Separate Account B
Audited Financial Statements


December 31, 1999


Report of Independent Auditors....................   1
Statements of Assets and Liabilities..............   2
Statements of Operations..........................   3
Statements of Changes in Contract Owners' Equity..   4
Schedule of Investments...........................   5
Supplementary Information.........................   8
Notes to Financial Statements.....................  10

                         REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Provident National Assurance Company
Separate Account B



We have audited the accompanying statements of assets and liabilities of Provident National Assurance Company Separate Account B as of December 31, 1999 and 1998, including the schedule of investments as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for each of the three years in the period ended December 31, 1999, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of Provident National Assurance Company Separate Account B at December 31, 1999 and 1998, the results of its operations and the changes in contract owners' equity for each of the three years in the period ended December 31, 1999, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.



ERNST & YOUNG


January 24, 2000
Chattanooga, Tennessee

STATEMENTS OF ASSETS AND LIABILITIES


Provident National Assurance Company Separate Account B


                                                                          December 31
                                                                       1999         1998
                                                                   -----------  -----------
ASSETS

Investments:

 Common stocks--at market value
  (cost: 1999 -- $7,275,732; 1998--$9,034,126)                     $15,689,215  $18,333,394

Cash                                                                    45,351       73,237
Accrued dividends and interest                                           5,788       10,513
Amounts due from Provident National Assurance Company                  310,630        1,222
                                                                   -----------  -----------

   TOTAL ASSETS                                                     16,050,984   18,418,366
                                                                   -----------  -----------

LIABILITIES AND CONTRACT OWNERS' EQUITY

Amounts payable for terminations and variable annuity benefits       1,848,827      112,745
Management fee and other amounts due Provident
 National Assurance Company                                             15,324       12,597
                                                                   -----------  -----------

   TOTAL LIABILITIES                                                 1,864,151      125,342
                                                                   -----------  -----------


Contract owners' equity:
 Deferred annuity contracts terminable by owners--(accumulation units outstanding: 1999--609,501.533; 1998--1,043,607.368;
  unit value: 1999-- $19.180992; 1998--$15.192155)                  11,690,844   15,854,645
 Annuity contracts in pay-out period                                 2,495,989    2,438,379
                                                                   -----------  -----------

   TOTAL CONTRACT OWNERS' EQUITY                                   $14,186,833  $18,293,024
                                                                   ===========  ===========




See notes to financial statements.

STATEMENTS OF OPERATIONS


Provident National Assurance Company Separate Account B


                                                                      Year Ended December 31
                                                                  1999         1998       1997
                                                                ---------    ---------  ---------

INVESTMENT INCOME

 Income:

   Dividends                                                     $117,994    $125,202     $147,564
   Interest                                                         8,906       5,447        3,995
                                                                 --------    --------     --------
                                                                  126,900     130,649      151,559
                                                                 --------    --------     --------

 Expenses--Note C:
   Investment advisory services                                    90,919      75,117       72,873
   Mortality and expense assurances                               127,286     105,163      102,022
                                                                 --------    --------     --------
                                                                  218,205     180,280      174,895
                                                                 --------    --------     --------

         NET INVESTMENT LOSS                                      (91,305)    (49,631)     (23,336)
                                                                 --------    --------     --------


REALIZED AND UNREALIZED GAIN ON
INVESTMENTS--NOTE A


    Net realized gain from investment transactions
     (excluding short-term securities):
        Proceeds from sales                                    9,283,030    4,795,716    5,559,161
        Cost of investments sold                               4,400,934    2,751,226    3,512,353
                                                               ---------    ---------    ---------
            Net realized gain                                  4,882,096    2,044,490    2,046,808
                                                               ---------    ---------    ---------

    Net unrealized appreciation of investments:
        At end of year                                         8,413,483    9,299,268    6,462,658
        At beginning of year                                   9,299,268    6,462,658    4,003,349
                                                               ---------    ---------    ---------
        Increase (decrease)  in net unrealized appreciation
             of investments                                     (885,785)   2,836,610    2,459,309
                                                               ---------    ---------    ---------

    NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS                                            3,996,311   4,881,100     4,506,117
                                                               ---------  ----------     ---------


   INCREASE IN CONTRACT OWNERS' EQUITY
     FROM INVESTMENT ACTIVITIES                               $3,905,006   $4,831,469   $4,482,781
                                                              ==========   ==========   ==========

Ratio of expenses to total investment income                      171.95%     137.99%      115.40%
                                                              ==========   ==========   ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS' EQUITY


Provident National Assurance Company Separate Account B



                                                                      Year Ended December 31
                                                              1999         1998           1997
                                                          ------------ -----------     -----------
Balance at beginning of year                              $18,293,024  $16,453,121     $13,917,113
                                                          -----------  -----------     -----------
From investment activities:

 Net investment loss                                          (91,305)     (49,631)        (23,336)
 Net realized gain on investments                           4,882,096    2,044,490       2,046,808
 Increase (decrease) in net
  unrealized appreciation
   of investments                                            (885,785)   2,836,610       2,459,309
                                                          -----------  -----------     -----------
 Increase in contract owners'
  equity from investment activities                         3,905,006    4,831,469       4,482,781

                                                           -----------  -----------    -----------
From variable annuity contract transactions:

 Net contract purchase payments (Units purchased):
      1999--940.920;
      1998--1,326.260;
      1997--16,110.275;                                        15,418       17,001         174,149
 Terminations and death benefits (Units terminated):
      1999--438,602.231;
      1998-- 219,758.026;
      1997-- 206,229.494;                                  (7,587,364)  (2,718,161)     (1,974,221)
 Variable annuity benefits paid (Number of units):
      1999--26,818.794;
      1998--22,625.469;
      1997--14,527.206;                                      (439,251)    (290,406)       (146,701)
                                                          -----------  -----------     -----------
Decrease in contract owners' equity from variable
 annuity contract transactions                             (8,011,197)  (2,991,566)     (1,946,773)
                                                          -----------  -----------     -----------
Net increase (DECREASE) in contract
 owners' equity                                            (4,106,191)   1,839,903       2,536,008
                                                          -----------  -----------     -----------
Balance at end of year                                    $14,186,833  $18,293,024     $16,453,121
                                                          ===========  ===========     ===========




See notes to financial statements.

SCHEDULE OF INVESTMENTS


Provident National Assurance Company Separate Account B

December 31, 1999


                                                   Number of            Market
                                                    Shares               Value
                                                  ----------         -----------
COMMON STOCKS
CAPITAL GOODS (11.3%)
 Allied Waste Industries, Inc.                       8,800            $   77,550
 Corning, Inc.                                       2,300               296,555
 General Electric Company                            4,800               742,800
 Textron, Inc.                                       3,000               230,063
 Tyco International, Ltd.                            4,600               178,825
 Waste Management, Inc.                              4,800                82,500
                                                                      ----------
                                                                       1,608,293
 CONSUMER GOODS (6.9%)
 Gillette Company                                    4,700               193,581
 Lear Corporation                                    3,200               102,400
 Lowe's Companies, Inc.                                800                47,800
 Newell Rubbermaid, Inc.                             6,800               197,200
 Office Depot, Inc.                                  8,100                88,594
 PepsiCo, Inc.                                       8,400               296,100
 Staples, Inc.                                       2,500                51,875
                                                                     -----------
                                                                         977,550
CONSUMER SERVICES (20.0%)
 Cendant Corporation                                 5,660               150,344
 Comcast Corporation Class A                        13,800               693,450
 Gannett Company, Inc.                               4,000               326,250
 Kroger Company                                      7,600               143,450
 McDonald's Corporation                              5,200               209,625
 Safeway, Inc.                                      10,400               369,850
 United Rentals, Inc.                                7,200               123,300
 Viacom, Inc. Class B                                3,600               217,575
 Wal-Mart Stores, Inc.                               6,000               414,750
 Walt Disney Company                                 6,600               193,050
                                                                   -------------
                                                                       2,841,644

ENERGY (2.9%)
 Royal Dutch Petroleum Company                       2,900               175,269
 Schlumberger, Ltd.                                  1,400                78,749
 Transocean Sedco Forex, Inc.                          271                 9,131
 Weatherford International, Inc.                     3,600               143,775
                                                                   -------------
                                                                         406,924

See notes to financial statements.

Provident National Assurance Company Separate Account B

December 31, 1999


                                                 Number of    Market
                                                  Shares       Value
                                                  -------      ------
COMMON STOCKS - Continued
FINANCIAL (8.7%)
 American Express Company                          3,000     $  498,750
 Bank of America Corporation                       4,000        200,750
 Chase Manhattan Corporation                       5,300        411,744
 Washington Mutual, Inc.                           4,800        124,800
                                                             ----------
                                                              1,236,044

HEALTH CARE (10.6%)
 Bristol Myers Squibb Company                      3,000        192,563
 Eli Lilly and Company                             2,700        179,550
 HealthSouth Corporation                          21,600        116,100
 Johnson & Johnson                                 2,732        254,418
 Medtronic, Inc.                                   9,000        327,938
 Merck & Company, Inc.                             2,800        187,775
 Sunrise Assisted Living, Inc.                     6,000         82,500
 Tenet Healthcare Corporation                      6,800        159,800
                                                            -----------
                                                              1,500,644

TECHNOLOGY - HARDWARE  (17.4%)
    Cisco Systems, Inc.                            7,200        771,300
    Intel Corporation                              5,400        444,488
    Lucent Technologies, Inc.                      7,876        589,223
    SCI Systems, Inc.                              8,000        657,500
                                                            -----------
                                                              2,462,511

TECHNOLOGY - SOFTWARE & SERVICES (16.5%)
    America Online, Inc.                           4,000        301,750
    Computer Associates International              7,000        489,563
    First Data Corporation                         3,300        162,731
    Microsoft Corporation                          7,600        887,300
    National Data Corporation                      1,500         50,906
    Oracle Corporation                             4,050        453,853
                                                             ----------
                                                              2,346,103

See notes to financial statements.

Provident National Assurance Company Separate Account B

December 31, 1999


                                                  Number of     Market
                                                   Shares       Value
                                                  ---------  ------------
COMMON STOCKS - Continued

TELECOMMUNICATIONS (16.3%)
 AT&T Corporation                                     4,045      205,284
 Broadwing, Inc.                                      5,600      206,500
 Global Crossing Ltd.                                 5,740      287,000
 MCI Worldcom, Inc.                                  13,500      716,344
 Qwest Communications International                   1,500       64,500
 Sprint Corporation FON Group                         6,000      403,874
 Sprint Corporation PCS Group                         1,500      153,750
 Vodafone Airtouch, PLC - ADR                         5,500      272,250
                                                             -----------
                                                               2,309,502
                                                             -----------


TOTAL COMMON STOCK (110.6%)                                   15,689,215
                                                             -----------

TOTAL INVESTMENTS (110.6%)                                    15,689,215

CASH AND RECEIVABLES LESS LIABILITIES (-10.6%)                (1,502,382)
                                                             -----------

TOTAL CONTRACT OWNERS' EQUITY (100.0%)                       $14,186,833
                                                             ===========




See notes to financial statements.

SUPPLEMENTARY INFORMATION


Provident National Assurance Company Separate Account B



Selected data for an accumulation unit outstanding throughout each year excluding sales loads:

                                                                 Year Ended December 31
                                               1999         1998          1997         1996         1995
                                            ----------  ------------  ------------  -----------  -----------

Investment income                           $   0.12    $     0.10    $     0.10    $     0.11   $     0.13
Expenses                                        0.20          0.14          0.12          0.09         0.07
                                            --------    ----------    ----------    ----------   ----------
Net investment income (loss)                   (0.08)        (0.04)         (.02)          .02          .06
Net realized and unrealized gain
 on investments                                 4.07          3.85          2.96          1.51         1.44
                                            --------    ----------    ----------    ----------   ----------
Net increase in contract
 owners' equity                                 3.99          3.81          2.94          1.53         1.50
Net contract owners' equity:
 Beginning of year                             15.19         11.38          8.44          6.91         5.41
                                            --------    ----------    ----------    ----------   ----------

 End of year                                $  19.18    $    15.19    $    11.38    $     8.44   $     6.91
                                            ========    ==========    ==========    ==========   ==========


Ratio of expenses to average contract
 owners' equity                                 1.22%         1.07%         1.16%         1.20%        1.21%
Ratio of net investment income (loss) to
 average contract owners' equity               (0.51%)       (0.30%)       (0.16%)        0.30%        0.89%
Portfolio turnover                                14%           11%           25%           28%         101%
Number of accumulation units
 outstanding at end of year                  609,502     1,043,607     1,310,831     1,538,926    1,767,394




See notes to financial statements.

Provident National Assurance Company Separate Account B



Selected data for an accumulation unit outstanding throughout each year excluding sales loads:

                                                               Year Ended December 31
                                              1994         1993         1992         1991         1990
                                           -----------  -----------  -----------  -----------  -----------

Investment income                          $     0.15   $     0.14   $     0.12   $     0.13   $     0.13
Expenses                                         0.07         0.06         0.06         0.05         0.04
                                           ----------   ----------   ----------   ----------   ----------
Net investment income                            0.08         0.08         0.06         0.08         0.09
Net realized and unrealized gain (loss)
 on investments                                 (0.32)        0.54        (0.07)        1.22        (0.16)
                                           ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in contract
 owners' equity                                 (0.24)        0.62        (0.01)        1.30        (0.07)
Net contract owners' equity:
 Beginning of year                               5.65         5.03         5.04         3.74         3.81
                                           ----------   ----------   ----------   ----------   ----------

 End of year                               $     5.41   $     5.65   $     5.03   $     5.04   $     3.74
                                           ==========   ==========   ==========   ==========   ==========


Ratio of expenses to average contract
 owners' equity                                  1.21%        1.22%        1.21%        1.21%        1.22%
Ratio of net investment income to
 average contract owners' equity                 1.72%        1.39%        1.36%        1.91%        2.34%
Portfolio turnover                                 70%          57%          35%          42%          58%
Number of accumulation units
 outstanding at end of year                 2,097,793    2,242,809    2,655,895    2,854,559    3,031,469




See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


Provident National Assurance Company Separate Account B

December 31, 1999


NOTE A--INVESTMENTS AND ACCOUNTING POLICIES

Separate Account B is a segregated investment account of Provident National Assurance Company (a wholly-owned subsidiary of UnumProvident Corporation, formerly Provident Companies, Inc.) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are valued at cost plus accrued interest.

Realized and unrealized gains and losses are credited to or charged to contract owners' equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $9,381,498 and gross unrealized losses of $968,015 at December 31, 1999. Security transactions are recorded on the day after the securities are purchased or sold. Dividends are taken into income on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the three years in the period ended December 31, 1999 is shown below.

                                          Year Ended December 31
                                     1999         1998          1997
                                  -----------  -----------  ------------

Cost of investments purchased     $19,725,034  $11,431,634   $12,440,923
 Less:  Short-term securities      17,082,494    9,586,080     8,714,428
                                  -----------  -----------   -----------
                                  $ 2,642,540  $ 1,845,554   $ 3,726,495
                                  ===========  ===========   ===========


Proceeds from investments sold    $26,374,430  $14,383,400   $14,470,491
 Less:  Short-term securities      17,091,400    9,587,684     8,911,330
                                  -----------  -----------   -----------
                                  $ 9,283,030  $ 4,795,716   $ 5,559,161
                                  ===========  ===========   ===========

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

Provident National Assurance Company Separate Account B

December 31, 1999


NOTE B--FEDERAL INCOME TAXES

Operations of Separate Account B will form a part of the income tax return of Provident National Assurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code.

Under current law, no federal income taxes are payable with respect to Separate Account B.

NOTE C--EXPENSES

Deductions are made by Provident National Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are approximately .50% and .70%, respectively, of the net assets of Separate Account B.

NOTE D--COMMITMENTS

On May 15, 1998 Provident completed an Asset Transfer and Acquisition Agreement under which American General Corporation assumed Provident Companies', Inc. (Provident) individual and tax-sheltered annuity business including all individual annuities. In accordance with the agreement, American General Corporation, through its subsidiaries Variable Annuity Life Insurance Company and American General Annuity assumed the administration, but not the ownership, of Provident's two registered separate accounts, Separate Account B and The Paul Revere Variable Annuity Contract Accumulation Fund. The administration services provided to the Fund by American General Corporation include processing of unit transactions and daily unit valuation calculations subsequent to December 1, 1998 as well as accounting and other services. These services were previously performed by Provident. Fees for such services are deducted from Separate Account B as shown in the Statements of Operations.

ACCUMULATION UNIT VALUE TABLE
(Unaudited)


Provident National Assurance Company Separate Account B



End of Month     Accumulation Unit Value  End of Month  Accumulation Unit Value
---------------  -----------------------  ------------  -----------------------

December 1968                   1.036279  June                         5.274454
December 1969                   1.080379  September                    5.475394
December 1970                   1.030039  December                     5.410722
December 1971                   1.178612  March 1995                   5.656995
December 1972                   1.403795  June                         6.194660
December 1973                   1.126624  September                    6.505252
December 1974                   0.863269  December                     6.908158
December 1975                   1.022844  March 1996                   7.309625
December 1976                   1.156853  June                         7.593667
December 1977                   1.064425  September                    7.851947
December 1978                   1.094150  December                     8.435567
December 1979                   1.219189  March 1997                   8.468896
December 1980                   1.555258  June                        10.238554
December 1981                   1.473246  September                   11.146167
December 1982                   1.812441  December                    11.384926
December 1983                   2.132092  March 1998                  12.975484
December 1984                   2.029912  June                        13.465013
December 1985                   2.480050  September                   11.758633
December 1986                   2.743444  December                    15.192155
December 1987                   2.734169  January 1999                16.290166
December 1988                   3.087892  February                    15.518614
December 1989                   3.812606  March                       15.889579
December 1990                   3.736441  April                       16.365192
December 1991                   5.036212  May                         16.115250
December 1992                   5.028547  June                        17.218781
March 1993                      5.208499  July                        16.512345
June                            5.190340  August                      16.197535
September                       5.441446  September                   15.844714
December                        5.646864  October                     17.031721
March 1994                      5.386379  November                    17.633825
                                          December                    19.180992



Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1991, on the last valuation day of each quarter from March 1993 through December 1998, and on the last valuation day of each month of 1999. The results shown should not be considered as a representation of the results which may be realized in the future.